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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       _________________________________


                                    FORM 8-K


                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

________________________________________________________________________________

     Date of Report (Date of earliest event reported):  September 15,1995
                                                        -----------------
                             (September 15, 1995)
                             --------------------


                          SOUTHSIDE BANCSHARES CORP.
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   MISSOURI
                 --------------------------------------------
                (State or other jurisdiction of incorporation)


         0-10849                                          43-1262037
 ------------------------                     ---------------------------------
 (Commission File Number)                     (IRS Employer Identification No.)


                3606 GRAVOIS  AVENUE, ST. LOUIS, MISSOURI  63116
             -----------------------------------------------------
             (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code:  (314) 776-7000

                                Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On September 15, 1995, Southside Bancshares Corp. (the" Registrant") mailed to its shareholders of record, the Second Quarter 1995 Interim Report, attached here to as Exhibit 99(i)(a), detailing certain financial information for the six months ended June 30, 1995.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED - Not applicable

(b)     PRO FORMA FINANCIAL INFORMATION - Not applicable

(c)     EXHIBITS - The following exhibits are included with this Report:

         Exhibit 99(i)(a)         Second Quarter 1995 Interim Report
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SOUTHSIDE BANCSHARES CORP.
                                     --------------------------
                                     (Registrant)



September 15, 1995                   By:   /S/ Thomas M. Teschner
                                        ------------------------------
                                        Thomas M. Teschner,
                                        President
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                                 EXHIBIT INDEX
                                 -------------

Reg. S-K
Item 601
Exhibit No.                         Exhibit                                Page
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Exhibit 99(i)(a)      Second Quarter 1995 Interim Report.....................5